                                                                  EXHIBIT (C)(2)

Project Hollywood


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Presentation to the Board of Directors
--------------------------------------------------------------------------------
December, 1999
--------------------------------------------------------------------------------



MORGAN STANLEY DEAN WITTER




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Project Hollywood


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--------------------------------------------------------------------------------
Table of Contents

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Section 1     Transaction Overview
--------------------------------------------------------------------------------
Section 2     Industry Overview
--------------------------------------------------------------------------------
Section 3     Company Overview
--------------------------------------------------------------------------------
Section 4     Public Market Performance
--------------------------------------------------------------------------------
Section 5     Preliminary Valuation Overview
--------------------------------------------------------------------------------
Tab A         Summary
--------------------------------------------------------------------------------
Tab B         Comparable Company Trading Analysis
--------------------------------------------------------------------------------
Tab C         Precedent Transaction Analysis
--------------------------------------------------------------------------------
Tab D         Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Tab E         Leverage Buyout Analysis
--------------------------------------------------------------------------------
Appendix A    Comparable Companies
--------------------------------------------------------------------------------
Appendix B    Precedent Transactions
--------------------------------------------------------------------------------
Appendix C    Weighted Average Cost of Capital
--------------------------------------------------------------------------------
Appendix D    Draft Fairness Opinion Letter
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
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-------------------------------------------------------------------------------
Section 1
-------------------------------------------------------------------------------
Transaction Overview
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



MORGAN STANLEY DEAN WITTER
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Transaction Overview
--------------------------------------------------------------------------------
Summary of Key Terms
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Transaction:                 Acquisition of VDI MultiMedia by Bain Capital

Consideration:               $15.00/share in cash (82% premium to
                             unaffected)/(1)/
                             Management and possibly unaffiliated shareholder up to 10-12% to rollover for recap purposes

    Equity Value:            $145.6MM
    Aggregate Value:         $174.9MM

Structure:                   Proxy merger; recap accounting expected (not a
                             condition)

Purchase Price Multiples:    1999E P/E 19.0x
                             2000E P/E 14.9x
                             AV/LTM EBITDA 9.8x

Financing:                   Senior Secured Term Loan (CSFB) $65MM
                             Senior Secured Revolving Facility (CSFB) $17.5MM
                             Senior Subordinated Facility (CSFB) $40MM
                             Equity (Bain Capital)
                             Equity (Rollover)

Closing:                     Anticipated February-March 2000

Reps and Warranties:         No Survival
                             Standard for public company

Covenants:                   Conduct of business

Notes
1.  Based on unaffected prices of $8.25 as of 7/23/99

                                                                               2
MORGAN STANLEY DEAN WITTER

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Project Hollywood

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Transaction Overview
--------------------------------------------------------------------------------
Summary of Key Terms (continued)

--------------------------------------------------------------------------------

Conditions:               No material adverse change

                          Financing "out" - limited to senior debt and senior subordinated debt; relatively tight commitment letters from CSFB (no due diligence out)

                          Hart-Scott-Rodino

                          Key Management

                          VDI shareholder approval - controlling shareholders have entered into a voting agreement

No shop provisions:       Precludes solicitation or response unless Board
                          believes "superior offer" has been received

Termination Provisions:   Termination fee of $4.5 million (one-half payable
                          within 20 business days of termination and one-half payable in the event of closing a "competing" proposal or entering into a definitive agreement within a certain time frame)

                          Expenses capped at $1.0 million (if termination within 45 days) or $1.5 million (if termination thereafter)

Other: No per-share adjustments for existing earn-out, VDI expenses or amount of VDI debt

                          Continued indemnification, D&O insurance for former directors

                          Non-compete from controlling shareholder; no rollover of his shares

                          Employment agreements for key management

                          Non-compete from Donald Stine

MORGAN STANLEY DEAN WITTER
                                                                               3

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Transaction Overview
--------------------------------------------------------------------------------
Transaction Timeline
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 . July 26                     VDI announced that it had hired MSDW to explore
                              strategic alternatives

 . August - September 10       MSDW contacted over 50 potential buyers. 22
                              potential buyers signed a confidentiality agreement and received an offering memorandum

 . September 13                Six first-round bids were submitted; six potential
                              buyers were invited to meet management and participate in due diligence (data room and site visit)

 . October 29                  Bain Capital submitted a second-round bid of
                              approximately $14.00 per share

 . November 3 - November 9     Bain Capital completed due diligence

 . November 10                 Bain Capital indicated a revised bid of $14.25 -
                              $14.50 per share

 . November 11                 MSDW, KS, Bain Capital and KE met to discuss
                              outstanding issues

 . November 15                 Don Stine attended a Bain Capital partner's
                              meeting in Boston; Bain Capital revised bid upward to $15.00 per share and identified remaining deal issues

 . November 22 - November 23   MSDW, KS, Bain Capital and KE met to continue
                              discussing outstanding issues

 . December 2 - December 3     MSDW, KS, Bain Capital and KE met to continue
                              discussing outstanding issues
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
                                                                               4
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Transaction Overview
--------------------------------------------------------------------------------
Auction Participants

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Contacted                OM Sent                  Preliminary Bid         Final Bid
----------------------------------------------------------------------------------------------
Financial Buyers: 37     Financial Buyers: 19     Financial Buyers: 6     Financial Buyers: 1
----------------------------------------------------------------------------------------------
Strategic Buyers: 21     Strategic Buyers: 3
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total: 58                Total: 22                Total: 6                Total: 1
----------------------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
                                                                               5
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Transaction Overview
--------------------------------------------------------------------------------
Offer History

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Price Per Share
$
--------------------------------------------------------------------------------


                           [GRAPH OF OFFER HISTORY]


--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER                                                     6

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Section 2
--------------------------------------------------------------------------------
Industry Overview

--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER

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Industry Overview
--------------------------------------------------------------------------------
Market Overview

--------------------------------------------------------------------------------

 . VDI provides services to all market segments

--------------------------------------------------------------------------------
Total Worldwide Post-Production Revenue by Market Segment
(Estimated $8Bn)
--------------------------------------------------------------------------------




[CHART OF TOTAL WORLDWIDE POST-PRODUCTION REVENUE BY MARKET SEGMENT]



--------------------------------------------------------------------------------
Source: MPAA, U.S. Dept. of Commerce, Radio Advertising Bureau, Television
        Bureau of Advertising, Jupiter Communication and management estimates.


MORGAN STANLEY DEAN WITTER                                                     8
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Industry Overview
--------------------------------------------------------------------------------
Market Overview

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total US Post-Production Industry
(Estimated $4Bn)
--------------------------------------------------------------------------------


                 [CHART OF TOTAL US POST-PRODUCTION INDUSTRY]


--------------------------------------------------------------------------------
Source: Management estimates

--------------------------------------------------------------------------------
Share of Domestic Outsourced Business
(Estimated $1.6Bn)
--------------------------------------------------------------------------------


               [CHART OF SHARE OF DOMESTIC OUTSOURCED BUSINESS]


--------------------------------------------------------------------------------
Source: Company financial disclosures

                                                                               9
MORGAN STANLEY DEAN WITTER
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Industry Overview
--------------------------------------------------------------------------------
Industry Consolidation Overview

--------------------------------------------------------------------------------

 . Content producers are increasingly consolidating their outsourcing to companies such as VDI

 . Customers have a strong preference for companies that meet all post-production and distribution needs

 . Small companies are increasingly unable to compete on a global scale and cannot afford emerging technologies

--------------------------------------------------------------------------------


             Major Content      ===========>    Full Service
             Producers          ===========>    Post-Production

                                Outsourcing

                                ===========>    Specialty
                                                Post-Production


--------------------------------------------------------------------------------

                                                                              10
MORGAN STANLEY DEAN WITTER

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Industry Overview
--------------------------------------------------------------------------------
Competition Overview

--------------------------------------------------------------------------------

                        [CHART OF COMPETITION OVERVIEW]

MORGAN STANLEY DEAN WITTER
                                                                              11
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Industry Overview
--------------------------------------------------------------------------------
Competition Overview

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Aggregate Value (market value plus net debt)                   LTM EBITDA Margin
($MM)                                                                          %
--------------------------------------------------------------------------------


                        [GRAPH OF COMPETITION OVERVIEW]


--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
                                                                              12
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Section 3
--------------------------------------------------------------------------------
Company Overview

--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER


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Company Overview
--------------------------------------------------------------------------------
Business Overview

--------------------------------------------------------------------------------

 . VDI provides asset management for the motion picture, television and advertising industries

 . VDI provides "one-stop" shopping for post-production services

--------------------------------------------------------------------------------

  ----------------           --------------                --------------
 | Motion Picture |         | Television   |              | Ad Agencies/ |
 | Studios        |         | Producers/   |              | Corporations |
 |                |         | Distributors |              |              |
  ----------------           --------------                --------------
          |                         |                             |
          |                         |                             |
         \|/                       \|/                           \|/
 ------------------------------------------------------------------------------
|                                                                              |
|  ---------       -----------            -------------          -----------   |
| | Editing |     | Mastering |          | Duplication |        | Archiving |  |
|  ---------       -----------            -------------          -----------   |
|                                                                              |
|   -----------------------     ---------------    -------------------------   |
|  | Physical Distribution |   | [LOGO OF VDI] |  | Electronic Distribution |  |
|  |                       |   |      VDI      |  |                         |  |
|   -----------------------    |  MULTIMEDIA   |   -------------------------   |
|              |                ---------------                 |              |
|              |                                                |              |
---------------+------------------------------------------------+---------------
               |                                                |
               |                           ---------------------|
               |                           |                    |
              \|/                         \|/                  \|/
   --------------------            -----------------        -----------------
  | Broadcast Stations |          | Cable Providers |      | Other End Users |
  |                    |          |                 |      |                 |
   --------------------            -----------------        -----------------

--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
                                                                              14

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Company Overview
--------------------------------------------------------------------------------
Facility Overview

--------------------------------------------------------------------------------

 . Nine facilities nationwide

 . Five major markets

  - Los Angeles, New York,
    Chicago, San Francisco,
    Dallas
                                         [MAP OF FACILITY OVERVIEW]
 . Approximately 2MM original
  content masters archived in
  vaults

 . Approximately 700 orders
  and 10,000 clones processed
  daily

MORGAN STANLEY DEAN WITTER
                                                                              15
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Project Hollywood


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Company Overview
--------------------------------------------------------------------------------
Business Mix

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Revenue by Services

--------------------------------------------------------------------------------


                        [CHART OF REVENUE BY SERVICES]


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Margin by Services
% Estimated Gross Margin


                      [GRAPH OF GROSS MARGIN BY SERVICES]


--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
                                                                              16

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Company Overview
--------------------------------------------------------------------------------
Customer Mix

--------------------------------------------------------------------------------

--------------------------------------------
Revenue by Customer Type

--------------------------------------------

   [CHART OF REVENUE BY CUSTOMER TYPE]

--------------------------------------------

--------------------------------------------
Major Studio Customers

--------------------------------------------
 . Disney

 . Warner Brothers

 . Sony*

 . 20th Century Fox*

 . Universal*

 . MGM

 . Paramount

--------------------------------------------
* Indicates preferred vendor relationship

--------------------------------------------
Major Advertising Customers

--------------------------------------------
 . Leo Burnett

 . Ogilvy & Mather

 . Saatchi & Saatchi

 . TBWA/Chiat Day

 . Young & Rubicam

--------------------------------------------

MORGAN STANLEY DEAN WITTER
                                                                              17

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Company Overview
--------------------------------------------------------------------------------
Historical and Projected Financials

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Revenue                                                            Annual Growth
$MM                                                                            %
--------------------------------------------------------------------------------


                     [GRAPH OF REVENUE AND ANNUAL GROWTH]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Income                                                                Margin
$MM                                                                            %
--------------------------------------------------------------------------------


                       [GRAPH OF NET INCOME AND MARGIN]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EBITDA                                                                    Margin
$MM                                                                            %
--------------------------------------------------------------------------------


                         [GRAPH OF EBITDA AND MARGIN]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EPS
$
--------------------------------------------------------------------------------


                                [GRAPH OF EPS]


--------------------------------------------------------------------------------

Notes
1. Projections provided by management. All figures exclude future acquisitions, restructuring, merger and one-time charges, and extraordinary charges.

MORGAN STANLEY DEAN WITTER

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Project Hollywood


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Section 4
--------------------------------------------------------------------------------
Public Market Performance

--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER

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Public Market Performance
--------------------------------------------------------------------------------
Stock Market View of VDI

--------------------------------------------------------------------------------

 . Positive reaction to recent financial performance

 . Recovering from disappointing 1998 financial performance

 . Integration problems related to 1998 acquisitions have delayed expected synergies

 . Changing technology may threaten existing duplication business

 . Recent transactions significantly strengthen competitors

 . Awaiting results from review of strategic alternatives


MORGAN STANLEY DEAN WITTER
                                                                              20
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Project Hollywood


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Public Market Performance
--------------------------------------------------------------------------------
Stock Price and Volume Analysis Since IPO

February 1997 - Present
--------------------------------------------------------------------------------

 . Before missing its earnings expectations, VDI reached values close to $20/share; however, during the past 52 weeks, the stock has traded below $5/share

 . An offer price of $15.00/share represents a 82% premium to the unaffected stock price of $8.25 on 7/23/1999

--------------------------------------------------------------------------------
Price                                                                     Volume
$
--------------------------------------------------------------------------------


                          [GRAPH OF PRICE AND VOLUME]


--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
                                                                              21
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Public Market Performance
--------------------------------------------------------------------------------
Annotated Stock Price and Volume Analysis

January 1999 - Present
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Price                                                                     Volume
$
--------------------------------------------------------------------------------



                          [GRAPH OF PRICE AND VOLUME]


--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
                                                                              22

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Public Market Performance
--------------------------------------------------------------------------------
Indexed Stock Price Performance Analysis
January 1999 - Present
--------------------------------------------------------------------------------

 . Four Media and Todd AO
  have announced deals with
  Liberty Media

--------------------------------------------------------------------------------
Stock Price Performance
Indexed to 100
--------------------------------------------------------------------------------

                      [GRAPH OF STOCK PRICE PERFORMANCE]

--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER
                                                                              23


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Project Hollywood

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Public Market Performance
--------------------------------------------------------------------------------
Indexed Stock Price Performance Analysis
January 1999 - Present
--------------------------------------------------------------------------------

 . While significantly under-
  performing the S&P 500
  Index for the first half of
  1999, VDI has regained much
  of the lost ground in the
  second half of the year

--------------------------------------------------------------------------------
Stock Price Performance
Indexed to 100
--------------------------------------------------------------------------------

                      [GRAPH OF STOCK PRICE PERFORMANCE]

--------------------------------------------------------------------------------

Notes
1. Comparable post-production companies include Four Media, Todd AO, Applied Graphics and DG Systems.

MORGAN STANLEY DEAN WITTER
                                                                              24
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Project Hollywood


--------------------------------------------------------------------------------
Public Market Performance
--------------------------------------------------------------------------------
EPS Results vs. Analyst Expectations

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EPS
--------------------------------------------------------------------------------


                                [GRAPH OF EPS]


--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER
                                                                              25
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Public Market Performance
--------------------------------------------------------------------------------
Forward P/E Analysis

April 1997 - Present
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
One Year Forward P/E
x
--------------------------------------------------------------------------------



                        [GRAPH OF ONE YEAR FORWARD P/E]


--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
                                                                              26

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Public Market Performance
--------------------------------------------------------------------------------
Summary of Analyst Commentary

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               EPS
                                                --------------------------------
                                                        1999         2000
Firm               Date            Rating                  $            $
--------------------------------------------------------------------------------
I/B/E/S            12/21/99        -                    0.79         1.01
--------------------------------------------------------------------------------
Prudential         11/1/99         Accumulate           0.79         1.01
--------------------------------------------------------------------------------
Oppeheimer         5/5/99          Strong Buy           0.75         0.92
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Summary of Commentary from 11/1/99 Prudential Report

--------------------------------------------------------------------------------

 . We have remained on the sidelines with these shares due in part to low visibility and lack of consistency. Acquisition integration issues have been a chronic issue at VDI

 . If VDI can produce consistency and hit the next couple of quarters, we expect these share to respond. At this point, however, we believe it's premature to extrapolate two quarters of performance into our forecast especially given the current outlook of 3Q.

 . The Company's lack of consistency and lower visibility has been an issue.
  Another quarter of demonstrated performance would go a long way to ease our concerns about the sustainability of VDI's business and help indicate that the Company is back on track.

--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER

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Project Hollywood


--------------------------------------------------------------------------------
Public Market Performance
--------------------------------------------------------------------------------
Price/Volume Analysis

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Price
$
--------------------------------------------------------------------------------



                       [GRAPH OF PRICE/VOLUME ANALYSIS]


--------------------------------------------------------------------------------

Notes
1.  1999 YTD through December 21, 1999

MORGAN STANLEY DEAN WITTER
                                                                              28
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Public Market Performance
--------------------------------------------------------------------------------
Overview of Shareholders

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                            Value
                                                           ---------------------------------------
Institution/Individual                          Shares     Unaffected Price (1)     Offer Price (2)    % of Total Shares
------------------------------------------------------------------------------------------------------------------------
Luke Stefanko                                5,311,400              $43,819,050         $79,671,000                57.7%
Donald Stine                                    49,044                  404,613             735,660                 0.5%
Clarke Brewer                                    8,000                   66,000             120,000                 0.1%
Edward Philip                                    5,000                   41,250              75,000                 0.1%
Steven Schoch                                    5,000                   41,250              75,000                 0.1%
Robert Feureman                                  4,000                   33,000              60,000                 0.0%
Thomas Ennis                                     2,500                   20,625              37,500                 0.0%
Robert Semmer                                    1,750                   14,438              26,250                 0.0%
Insiders                                     5,386,694              $44,440,226         $80,800,410                58.5%
------------------------------------------------------------------------------------------------------------------------
MFS Investment Management                      711,333                5,868,495          10,669,991                 7.7%
Brandywine Asset Management, Inc.              134,300                1,107,975           2,014,500                 1.5%
First Capital Group                            130,800                1,079,100           1,962,000                 1.4%
Dimensional Fund Advisors, Inc.                 98,500                  812,625           1,477,500                 1.1%
New Jersey Division of Investment               80,000                  660,000           1,200,000                 0.9%
Barclays Global Investors, N.A.                 72,844                  600,963           1,092,660                 0.8%
CIBC World Markets Corp.                        65,515                  540,499             982,725                 0.7%
Fuller & Thaler Asset Management, Inc.          19,600                  161,700             294,000                 0.2%
Mellon Private Asset Management                 13,900                  114,675             208,500                 0.2%
Weiss, Peck & Greer, L.L.C.                      9,500                   78,375             142,500                 0.1%
Denver Investment Advisors LLC                   4,500                   37,125              67,500                 0.0%
Lord, Abbett & Company                           3,500                   28,875              52,500                 0.0%
Total Institutional                          1,344,292              $11,090,407         $20,164,376                14.6%
------------------------------------------------------------------------------------------------------------------------
Public                                       2,472,408              $20,397,368         $37,086,125                26.9%
------------------------------------------------------------------------------------------------------------------------
Total                                        9,203,394              $75,928,001        $138,050,910               100.0%
------------------------------------------------------------------------------------------------------------------------

Notes
1. Based on closing price of $8.25 as of 7/23/99, the day before the strategic alternatives announcement.
2.  Based on $15.00 offer price.

MORGAN STANLEY DEAN WITTER
                                                                              29
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Project Hollywood

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Section 5
--------------------------------------------------------------------------------
Preliminary Valuation Overview

--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER

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Project Hollywood

--------------------------------------------------------------------------------
Preliminary Valuation Overview
--------------------------------------------------------------------------------
Preliminary Valuation Summary

--------------------------------------------------------------------------------

Valuation Assumptions:

 . Comparable Company Analysis:
  - 1999E P/E: 10x - 14x
  - 2000E P/E: 8x - 12x
  - LTM EBITDA: 6x - 8x

 . Precedent Transaction Analysis:
  - One year forward P/E: 16x - 20x
  - LTM EBITDA: 8.6x - 9.1x

 . Discounted Cash Flow Analysis:
  - Discount Rates: 11.5% - 13.5%
  - EBITDA Exit Multiple: 5.5x - 7.5x

 . Leverage Buyout Analysis:
  - Required rate of return of 25% - 30%

--------------------------------------------------------------------------------
Price Per Share
$
--------------------------------------------------------------------------------

                   [GRAPH OF PRELIMINARY VALUATION SUMMARY]

--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
                                                                              31
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Preliminary Valuation Overview
--------------------------------------------------------------------------------
Preliminary Valuation Summary

--------------------------------------------------------------------------------

                                                       Public Valuation      Share Value with
                                     Metric Range        Share Value        30% Control Premium
 Valuation                          -------------      ----------------     -------------------
Methodology           Metric        Low      High       Low       High        Low        High
-----------           ------        ---      ----      -----     ------     -------    --------
------------------------------
Comparable Company Analysis
------------------------------
1999E P/E              $0.79        10.0 x   14.0 x    $7.90     $11.06      $10.27     $14.38
2000E P/E               1.01         8.0     12.0       8.08      12.12       10.50      15.76
LTM EBITDA              17.9         6.0      8.0       8.49      12.38       11.03      16.09

                                             --------------------------------------------------
                                             Mean      $8.16     $11.85      $10.60     $15.41
                                             Median     8.08      12.12       10.50      15.76
                                             --------------------------------------------------
-----------------------------------------------------------------------------------------------
------------------------------
Precedent Transaction Analysis
------------------------------
One Year Forward P/E   $0.99        16.0 x   20.0 x   $15.87     $19.83
LTM EBITDA              17.9         8.6      9.1      13.54      14.52

                                             --------------------------
                                             Mean     $14.70     $17.17
                                             --------------------------
-----------------------------------------------------------------------------------------------
------------------------------
Discounted Cash Flow Analysis                                    ------      ------     -------
(without synergies)                            Discount Rate     11.5%       12.5%      13.5%
------------------------------                                   ------      ------     -------
                                         Terminal        5.5 x   $11.90      $11.01     $10.19
                                         EBITDA          6.5      13.35       12.34      11.42
                                         Multiple        7.5      14.79       13.68      12.65

                                             --------------------------
                                             Range    $10.19     $14.79
                                             --------------------------
-----------------------------------------------------------------------------------------------
------------------------------
LBO Analysis                                                IRR
------------------------------                     --------------------
                                                      25%        30%
                                             --------------------------
                                             Range    $15.35     $11.85
                                             --------------------------

MORGAN STANLEY DEAN WITTER

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--------------------------------------------------------------------------------
Preliminary Valuation Overview
--------------------------------------------------------------------------------
Valuation Matrix

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                    Price/Earnings             Aggregate Value/EBITDA
          Premium to       Premium       Equity     Aggregate    --------------------    ----------------------------------
Price    Unaffected(1)  to Current(1)   Value(2)     Value(3)    1999E(4)     2000(5)    LTM(5)    1999E(6)     PF 1999E(7)
---------------------------------------------------------------------------------------------------------------------------
             $8.25         $12.38                                  $0.79       $1.01      $17.9      $22.0         $26.3
$8.00        -3.0%          -35.4%        $75.5       $104.8        10.1 x       7.9 x      5.9 x      4.8 x         4.0 x
 8.25         0.0%          -33.3%         78.0        107.3        10.4         8.2        6.0        4.9           4.1
 8.50         3.0%          -31.3%         80.5        109.8        10.8         8.4        6.1        5.0           4.2
 9.00         9.1%          -27.3%         85.5        114.8        11.4         8.9        6.4        5.2           4.4
 9.50        15.2%          -23.2%         90.5        119.8        12.0         9.4        6.7        5.5           4.6
10.00        21.2%          -19.2%         95.5        124.8        12.7         9.9        7.0        5.7           4.7
10.50        27.3%          -15.2%        100.5        129.8        13.3        10.4        7.3        5.9           4.9
11.00        33.3%          -11.1%        105.5        134.8        13.9        10.9        7.5        6.1           5.1
11.50        39.4%           -7.1%        110.6        139.9        14.6        11.4        7.8        6.4           5.3
12.00        45.5%           -3.0%        115.6        144.9        15.2        11.9        8.1        6.6           5.5
12.50        51.5%            1.0%        120.6        149.9        15.8        12.4        8.4        6.8           5.7
13.00        57.6%            5.1%        125.6        154.9        16.5        12.9        8.7        7.0           5.9
13.50        63.6%            9.1%        130.6        159.9        17.1        13.4        8.9        7.3           6.1
14.00        69.7%           13.1%        135.6        164.9        17.7        13.9        9.2        7.5           6.3
14.50        75.8%           17.2%        140.6        169.9        18.4        14.4        9.5        7.7           6.5
15.00        81.8%           21.2%        145.6        174.9        19.0        14.9        9.8        8.0           6.6
15.50        87.9%           25.3%        150.6        179.9        19.6        15.3       10.1        8.2           6.8
16.00        93.9%           29.3%        155.6        184.9        20.3        15.8       10.3        8.4           7.0
---------------------------------------------------------------------------------------------------------------------------

Notes
1. Based on unaffected price of $8.25 as of 7/23/99, the closing price the day prior to the strategic alternatives announcement; current price as of 12/21/99.
2. Based on 9.2MM shares and 0.8MM options with an average exercise price of $5.72.
3. Based on net debt of $29.3MM.
4. Based on I/B/E/S median estimates.
5. LTM figures are unaudited as of 9/30/99.
6. Based on actual results for the first three quarters of 1999 and management estimates for the fourth quarter.
7. Based on pro forma adjustments of $4.5MM.

MORGAN STANLEY DEAN WITTER
                                                                              33
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Project Hollywood


--------------------------------------------------------------------------------
Preliminary Valuation Overview
--------------------------------------------------------------------------------
Comparable Company Trading Analysis

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1999E P/E                                                           Mean = 13.3x
x
--------------------------------------------------------------------------------


                              [GRAPH OF 1999E P/E]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2000E P/E                                                           Mean = 10.6x
x
--------------------------------------------------------------------------------


                             [GRAPH OF 2000E P/E]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LTM EBITDA                                                           Mean = 7.4x
x
--------------------------------------------------------------------------------


                             [GRAPH OF LTM EBITDA]


--------------------------------------------------------------------------------

Notes
1.  Based on unaffected price of $8.25 as of 7/23/99.
2.  Based on current price.
3. Based on I/B/E/S median EPS estimates. LTM figures as of most recent public financial statements.
4. Stock prices, EPS estimates and LTM statistic for Four Media and Todd AO are based on their respective unaffected price dates (one month prior to acquisition announcements).

MORGAN STANLEY DEAN WITTER

--------------------
Project Hollywood

--------------------------------------------------------------------------------
Preliminary Valuation Overview
--------------------------------------------------------------------------------
Multiples Paid in Selected Precedent Transactions

--------------------------------------------------------------------------------

--------------------------------------------------
Aggregate Value/LTM EBITDA
x
--------------------------------------------------

      [GRAPH OF AGGREGATE VALUE/LTM EBITDA]

--------------------------------------------------

--------------------------------------------------
One Year Forward P/E
x
--------------------------------------------------

        [GRAPH OF ONE YEAR FORWARD P/E]

--------------------------------------------------

--------------------------------------------------
Aggregate Value/Forward EBITDA
x
--------------------------------------------------

    [GRAPH OF AGGREGATE VALUE/FORWARD EBITDA]

--------------------------------------------------

--------------------------------------------------
Premium to Unaffected (Price 30 days prior to
announcement) %
--------------------------------------------------

       [GRAPH OF PREMIUM TO UNAFFECTED]

--------------------------------------------------

MORGAN STANLEY DEAN WITTER
                                                                              35

--------------------
Project Hollywood


--------------------------------------------------------------------------------
Preliminary Valuation Overview
--------------------------------------------------------------------------------
Discounted Cash Flow Model Assumptions

--------------------------------------------------------------------------------

 . Revenue growth of 10% in 2000, 9.5% in 2001, 9% in 2002, and 8.5% in 2003

 . EBITDA margins expand from 25.2% in 1999 to 25.9% in 2000, 26.5% in 2001 and 2002 and level off around 26% thereafter

 . SG&A as a % of revenues held constant at 21%

 . Capital expenditures of $9.5MM in 2000, $11.0MM in 2001 and $6.0MM thereafter

 . Discount rates of 11.5% to 13.5%

 . Terminal EBITDA multiples of 5.5x to 7.5x

 . $4.3MM of annual pre-tax synergies


MORGAN STANLEY DEAN WITTER

--------------------
Project Hollywood

--------------------------------------------------------------------------------
Preliminary Valuation Overview
--------------------------------------------------------------------------------
Discount Cash Flow Analysis
Valuation as of 11/30/99
--------------------------------------------------------------------------------

                                       -------------------------         -------------------------         -------------------------
EBITDA Multiple (x)                              5.5                               6.5                               7.5
                                       -------------------------         -------------------------         -------------------------
Discount Rate                           11.5%    12.5%    13.5%           11.5%    12.5%    13.5%           11.5%    12.5%    13.5%
                                       -------  -------  -------         -------  -------  -------         -------  -------  -------
 Present Value of
  Cash Flows - Year 1                    $0.3     $0.3     $0.3            $0.3     $0.3     $0.3            $0.3     $0.3     $0.3
  Cash Flows - Years 2-10                64.0     61.3     58.8            64.0     61.3     58.8            64.0     61.3     58.8
  Terminus                               79.6     73.4     67.7            94.0     86.7     80.0           108.5    100.0     92.3
                                       -------  -------  -------         -------  -------  -------         -------  -------  -------
Aggregate Value                        $143.9   $135.0   $126.8          $158.4   $148.3   $139.1          $172.8   $161.7   $151.4
                                       ======   ======   ======          ======   ======   ======          ======   ======   ======

 Cash                                    $0.5     $0.5     $0.5            $0.5     $0.5     $0.5            $0.5     $0.5     $0.5
 Total Debt                             (29.8)   (29.8)   (29.8)          (29.8)   (29.8)   (29.8)          (29.8)   (29.8)   (29.8)
                                       -------  -------  -------         -------  -------  -------         -------  -------  -------
Equity Value                           $114.6   $105.7    $97.5          $129.1   $119.0   $109.8          $143.5   $132.4   $122.1
                                       ======   ======   ======          ======   ======   ======          ======   ======   ======

Price Per Share (1)                     $11.90   $11.01   $10.19          $13.35   $12.34   $11.42          $14.79   $13.68   $12.65
Premium/(Discount) to Unaffected (2)     44.3%    33.5%    23.6%           61.8%    49.6%    38.5%           79.3%    65.8%    53.3%

Terminal Value Analysis
 % Value in Terminus                     55.3%    54.4%    53.4%           59.4%    58.5%    57.5%           62.8%    61.9%    61.0%
 % Value in Cash Flows                   44.7%    45.6%    46.6%           40.6%    41.5%    42.5%           37.2%    38.1%    39.0%

Implied Terminal Multiples
 Perpetual Growth Rate                    2.3%     3.2%     4.1%            3.6%     4.5%     5.4%            4.6%     5.5%     6.4%
 Sales Multiple                           1.3x     1.3x     1.3x            1.6x     1.6x     1.6x            1.8x     1.8x     1.8x
 EBITDA Multiple                          5.5      5.5      5.5             6.5      6.5      6.5             7.5      7.5      7.5
 EBIT Multiple                            7.0      7.0      7.0             8.3      8.3      8.3             9.6      9.6      9.6
 Net Income Multiple                     10.5     10.5     10.5            12.4     12.4     12.4            14.3     14.3     14.3
                                       -------------------------         -------------------------         -------------------------

Notes
1. Based on 9.2MM common shares outstanding on 05/12/99 and .8MM options at an average exercise price of $5.72.
2.  Based on closing share price of $8.25 as of 07/23/99.

MORGAN STANLEY DEAN WITTER
                                                                              37

--------------------
Project Hollywood


--------------------------------------------------------------------------------
Preliminary Valuation Overview
--------------------------------------------------------------------------------
Discount Cash Flow Analysis (With Synergies)
Valuation as of 11/30/99
--------------------------------------------------------------------------------

                                       --------------------------     -------------------------   ---------------------------
EBITDA Multiple (x)                                 5.5                         6.5                          7.5
                                       --------------------------     -------------------------   ---------------------------
Discount Rate                            11.5%     12.5%    13.5%       11.5%    12.5%    13.5%     11.5%     12.5%     13.5%
                                       -------  --------  -------     -------  -------  -------   -------  --------  --------
  Present Value of
    Cash Flows - Year 1                   $0.5      $0.5     $0.5        $0.5     $0.5     $0.5      $0.5      $0.5      $0.5
    Cash Flows - Years 2-10               78.4      75.2     72.2        78.4     75.2     72.2      78.4      75.2      72.2
    Terminus                              88.4      81.5     75.2       104.4     96.3     88.9     120.5     111.1     102.5
                                       -------  --------  -------     -------  -------  -------   -------  --------  --------
Aggregate Value                         $167.3    $157.2   $147.9      $183.4   $172.1   $161.6    $199.4    $186.9    $175.3
                                       =======  ========  =======     =======  =======  =======   =======  ========  ========

  Cash                                    $0.5      $0.5     $0.5        $0.5     $0.5     $0.5      $0.5      $0.5      $0.5
  Total Debt                             (29.8)    (29.8)   (29.8)      (29.8)   (29.8)   (29.8)    (29.8)    (29.8)    (29.8)
                                       -------  --------  -------     -------  -------  -------   -------  --------  --------
Equity Value                            $138.0    $127.9   $118.6      $154.1   $142.8   $132.3    $170.1    $157.6    $146.0
                                       =======  ========  =======     =======  =======  =======   =======  ========  ========

Price Per Share (1)                     $14.24    $13.23   $12.31      $15.84   $14.71   $13.67    $17.45    $16.19    $15.04
Premium/(Discount) to Unaffected (2)     72.6%     60.4%    49.2%       92.0%    78.3%    65.7%    111.5%     96.3%     82.3%

Terminal Value Analysis
  % Value in Terminus                    52.8%     51.8%    50.8%       56.9%    56.0%    55.0%     60.4%     59.5%     58.5%
  % Value in Cash Flows                  47.2%     48.2%    49.2%       43.1%    44.0%    45.0%     39.6%     40.5%     41.5%

Implied Terminal Multiples
  Perpetual Growth Rate                   2.1 %     3.0 %    3.8 %       3.4 %    4.3 %    5.2 %     4.4 %     5.3 %     6.3 %
  Sales Multiple                          1.5 x     1.5 x    1.5 x       1.7 x    1.7 x    1.7 x     2.0 x     2.0 x     2.0 x
  EBITDA Multiple                         5.5       5.5      5.5         6.5      6.5      6.5       7.5       7.5       7.5
  EBIT Multiple                           6.8       6.8      6.8         8.1      8.1      8.1       9.3       9.3       9.3
  Net Income Multiple                    10.0      10.0     10.0        11.8     11.8     11.8      13.6      13.6      13.6
                                       --------------------------     -------------------------   ---------------------------

Notes
1. Based on 9.2MM common shares outstanding on 05/12/99 and .8MM options at an average exercise price of $5.72.
2.  Based on closing share price of $8.25 as of 07/23/99.

MORGAN STANLEY DEAN WITTER
                                                                              38

--------------------
Project Hollywood


--------------------------------------------------------------------------------
Preliminary Valuation Overview
--------------------------------------------------------------------------------
LBO Analysis (with synergies)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Consideration
--------------------------------------------------------------------------------

                 Unaffected Price (As of 07/23/99)       $8.25
                 Premium Paid                            43.6%
                 Offer Price                            $11.85
                                                       -------
                 Total Shares Out (9.2+0.8)(MM)           10.0
                                                       -------
                 Purchase of Equity                     $118.7
                                                       =======
                 Opt. Proc. (Ex. Price=$5.72)             (4.7)
                 Adjusted Equity Value                   114.1
                 Net Debt                                 29.3
                                                       -------
                 Aggregate Value                        $143.4
                                                       =======

--------------------------------------------------------------------------------
                              Transaction Summary
--------------------------------------------------------------------------------

                       Sources                                    Uses
------------------------------------------     -------------------------------------
 Sources        Amount      %        Rate           Uses             Amount     %
-----------     ------    ------    ------     ------------------    ------   ------
Senior Debt       73.7     47.4%     9.50%     Purchase of Equity    $118.7    76.4%
Sub. Debt         24.6     15.8%    13.00%     Option Proceeds         (4.7)   -3.0%
Common Eq.        57.1     36.8%               Refinancing Debt        29.8    19.2%
                ------    ------               Advisory Fees           10.0     6.5%
  Total         $155.4    100.0%               Financing Fees           1.5     0.9%
                ======    ======                                     ------   ------
-------------------------------------------      Total               $155.4   100.0%
              Valuation                                              ======   ======
-------------------------------------------
AV/LTM EBITDA                           8.0 X

--------------------------------------------------------------------------------
               Pro Forma Financial Results and Credit Statistics
--------------------------------------------------------------------------------

                  Paydown    PF LTM   PF 1999     2000     2001     2002
                 ---------   ------   -------    -----    -----    -----
Total Debt        9.6 Yrs     $98.2     $98.2    $98.1    $96.5    $94.3
Senior Debt       8.4 Yrs      73.7      73.7     73.5     71.9     69.7
Sub. Debt         9.6 Yrs      24.6      24.6     24.6     24.6     24.6
                 ---------

EBITDA                        $17.9     $24.6    $27.2    $30.0    $31.8
Cash Interest Expense          10.2      10.2     10.2     10.1      9.9
Total Interest Expense         10.2      10.2     10.2      9.9      9.4
Total Debt/EBITDA               5.5 x     4.0 x    3.6 x    3.2 x    3.0 x
Senior Debt/EBITDA              4.1       3.0      2.7      2.4      2.2

EBITDA/Cash Interest            1.8       2.4      2.7      3.0      3.2
(EBITDA-CapEx)/Cash Interest    1.0       1.9      1.7      1.9      2.6
(EBITDA-CapEx-WC-Taxes)/Int.    0.3       1.0      1.2      1.2      1.2

--------------------------------------------------------------------------------
                        IRR Analysis (Exit in 5 Years)
--------------------------------------------------------------------------------

                   Trailing
                    EBITDA          Equity          Return to
                   Multiple          Value           Sponsor
                   --------         ------          ---------

                        7.0 x       $176.4            25.3%
                        7.5          194.3            27.7%
                        8.0          212.2            30.0%
                   ------------------------------------------
                        8.5          230.2            32.1%
                   ------------------------------------------
                        9.0          248.1            34.1%

MORGAN STANLEY DEAN WITTER

--------------------
Project Hollywood

--------------------------------------------------------------------------------
Preliminary Valuation Overview
--------------------------------------------------------------------------------
LBO Analysis (with synergies)

--------------------------------------------------------------------------------

-------------------------------------------
            Consideration
-------------------------------------------

Unaffected Price (As of 07/23/99)     $8.25
Premium Paid                          86.1%
Offer Price                          $15.35
                                   --------
Total Shares Out (9.2+0.8) (MM)        10.0
                                   --------
Purchase of Equity                  $153.8
                                   ========
Opt. Proc. (Ex. Price=$5,72)          (4.7)
Adjusted Equity Value                149.2
Net Debt                              29.3
                                   --------
Aggregate Value                     $178.5
                                   ========

---------------------------------------------------------------------------------------------------
                                    Transaction Summary
---------------------------------------------------------------------------------------------------
  Sources          Amount         %          Rate            Uses              Amount          %
------------     --------    ---------     -------     -------------------    --------     --------
Senior Debt         73.7        38.7%        9.50%     Purchase of Equity      $153.8        80.8%
Sub. Debt           24.6        12.9%       13.00%     Option Proceeds           (4.7)       -2.5%
Common Eq.          92.2        48.4                   Refinancing Debt          29.8        15.7%
                 --------    ---------                 Advisory Fees             10.0         5.3%
 Total            $190.5       100.0%                  Financing Fees             1.5         0.8%
                 ========    =========                                        --------     --------
--------------------------------------------------      Total                  $190.5       100.0%
                    Valuation                                                 ========     ========
--------------------------------------------------
AV/LTM EBITDA                                 10.0x

-----------------------------------------------------------------------------------------------------------
                                Pro Forma Financial Results and Credit Statistics
-----------------------------------------------------------------------------------------------------------
                  Paydown           PF LTM           PF 1999           2000          2001           2002
                -----------     --------------   --------------    -----------    -----------   -----------
Total Debt        9.7 Yrs            $98.2            $98.2            $98.1         $96.5          $94.3
                -----------
Senior Debt       8.4 Yrs             73.7             73.7             73.5          71.9           69.7
                -----------
Sub. Debt         9.7 Yrs             24.6             24.6             24.6          24.6           24.6
                -----------

EBITDA                               $17.9            $24.6            $27.2         $30.0          $31.8
Cash Interest Expense                 10.2             10.2             10.2          10.1            9.9
Total Interest Expense                10.2             10.2             10.2           9.9            9.4
Total Debt/EBITDA                      5.5x             4.0x             3.6x          3.2x           3.0x
Senior Debt/EBITDA                     4.1              3.0              2.7           2.4            2.2

EBITDA/Cash Interest                   1.8              2.4              2.7           3.0            3.2
(EBITDA-CapEx)/Cash Interest           1.0              1.9              1.7           1.9            2.6
(EBITDA-CapEx-WC-Taxes)/Int.           0.3              1.0              1.2           1.2            1.8

--------------------------------------------------
        IRR Analysis (Exit in 5 Years)
--------------------------------------------------
     Trailing
      EBITDA           Equity          Return to
     Multiple          Value            Sponsor
-----------------   ------------    --------------
      9.0x             $245.9            21.7%
      9.5               263.8            23.4%
--------------------------------------------------
     10.0               281.7            25.0%
--------------------------------------------------
     10.5               299.5            26.6%
     11.0               317.4            28.0%

MORGAN STANLEY DEAN WITTER
                                                                              40

--------------------
Project Hollywood

--------------------------------------------------------------------------------
Appendix A
--------------------------------------------------------------------------------
Comparable Companies

--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER

--------------------
Project Hollywood

--------------------------------------------------------------------------------
Comparable Companies
--------------------------------------------------------------------------------
Comparable Company Analysis

--------------------------------------------------------------------------------

                                                                   Price/Earnings(2)          Aggregate Value(3)/LTM
                                    Equity       Aggregate        ------------------      -------------------------------
   Company           Price(1)        Value        Value(3)        1999          2000      Revenues     EBITDA        EBIT
   -------           --------       ------       ---------        ----          ----      --------     ------        ----
VDI MultiMedia        $12.38        $113.9         $143.7         15.7 x        12.3 x       1.9 x       8.0 x       11.8 x

Four Media Company      5.00          98.5          272.9         10.1          10.7         1.4         5.9         14.7
TODD-AO Corp.          11.00         106.6          148.3         13.8          11.7         1.3         7.3         18.5
Applied Graphics        9.28         208.6          572.8         16.0           9.3         1.1         8.9         16.9
DG Systems              5.91         157.3          165.0           NM           NM          3.7          NM           NM

                                                ---------------------------------------------------------------------------
                                                Median(4)         13.8 x       10.7 x        1.3 x       7.3 x       16.9 x
                                                Mean(4)           13.3         10.6          1.2         7.4         16.7

                                                High(4)           16.0 x       11.7 x        1.4 x       8.9 x       18.5 x
                                                Low(4)            10.1          9.3          1.1         5.9         14.7
                                                ---------------------------------------------------------------------------

Notes
1. Stock prices as of 12/21/99; Four Media stock price and estimates as of 10/01/99; Todd AO stock price and estimates as of 06/30/99.
2. Aggregate value defined as market equity plus net debt.
3. Based on I/B/E/S median EPS estimates.
4. Median, mean, high and low statistics excludes DG Systems.

MORGAN STANLEY DEAN WITTER

--------------------
Project Hollywood

--------------------------------------------------------------------------------
Appendix B
--------------------------------------------------------------------------------
Precedent Transactions

--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER

--------------------
Project Hollywood

--------------------------------------------------------------------------------
Precedent Transactions
--------------------------------------------------------------------------------
Precedent Transaction Analysis

--------------------------------------------------------------------------------

                                                                                                   Forward EPS
                                           Equity    Aggregate                                   ----------------    Premium to
Announced         Target/Acquiror           Value      Value       LTM EBITDA    1999E EBITDA    1 Year    2 Year    Unaffected
---------         ---------------          ------    ---------     ----------    ------------    ------    ------    ----------
1/19/1999    Four Media/Warburg Pincus     $157.5     $360.1           8.6 x          NA x        11.4 x     9.5 x      16.4%

7/30/1999    Todd AO/Liberty Media         $143.5     $185.1           9.1            NA          18.5      15.7        41.9%

11/1/1999    Four Media/Liberty Media      $246.6     $421.0           9.1           8.1          25.2      26.7       150.4%

MORGAN STANLEY DEAN WITTER

--------------------
Project Hollywood

--------------------------------------------------------------------------------
Appendix C
--------------------------------------------------------------------------------
Weighted Average Cost of Capital

--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER

--------------------
Project Hollywood


--------------------------------------------------------------------------------
Weighted Average Cost of Capital
--------------------------------------------------------------------------------
WACC

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                Predicted                                                        Unlevered
                                  Equity      Total Debt/      Total Debt/      Preferred/        (Asset)
        Company                   Beta(1)   Market Value(2)   Market Cap(2)   Market Value(2)       Beta
-------------------------       ---------   ---------------   -------------   ---------------    ---------
TODD-AO Corp.                       0.837             27.2%           21.4%              0.0%         0.72
Four Media Company                  1.008             74.0%           42.5%              0.0%         0.70
Video Services Corporation          0.626            117.8%           54.1%              0.0%         0.37

VDI Media                           1.124             25.2%           20.1%              0.0%         0.98
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                Cost of Capital
                                                    ---------------------------------------------------------------
                                                               Debt
 Total Debt/    Total Preferred/      Relevered     ----------------------------                           Weighted
Market Value      Market Value          Beta        (pre-tax)     (after-tax)(3)    Preferred    Equity     Average
------------    ----------------      ---------     ---------     --------------    ---------    ------    --------
       10.0%                0.0%           1.04          7.0%               4.1%         8.0%     13.9%       13.0%
       15.0%                0.0%           1.07          7.0%               4.1%         8.0%     14.1%       12.8%
       20.0%                0.0%           1.09          7.0%               4.1%         8.1%     14.3%       12.6%
       25.0%                0.0%           1.12          7.0%               4.1%         8.1%     14.5%       12.4%
       30.0%                0.0%           1.15          7.0%               4.1%         8.1%     14.7%       12.3%
       35.0%                0.0%           1.18          7.0%               4.1%         8.1%     14.9%       12.1%
       40.0%                0.0%           1.21          7.0%               4.1%         8.2%     15.2%       12.0%
       45.0%                0.0%           1.24          7.0%               4.1%         8.2%     15.4%       11.9%
       50.0%                0.0%           1.27          7.0%               4.1%         8.2%     15.6%       11.8%
       55.0%                0.0%           1.30          7.0%               4.1%         8.2%     15.8%       11.7%
-------------------------------------------------------------------------------------------------------------------

Notes
1.  Source: Barra, U.S. Equity Betas as of 11/11/99.
2.  Based on closing prices on 11/11/99.
3.  Based on after-tax cost of debt assuming marginal tax rate of 41.0%.
4. Risk free rate based on current yield on a 10 year government bond as of 11/11/99.

MORGAN STANLEY DEAN WITTER

--------------------
Project Hollywood

--------------------------------------------------------------------------------
Appendix D
--------------------------------------------------------------------------------
Draft Fairness Opinion Letter

--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER

                                             December 24, 1999

Board of Directors
VDI MultiMedia
7083 Hollywood Boulevard
Hollywood, California 90028

Members of the Board:

We understand that VDI MultiMedia (the "Company"), VDI MultiMedia, Inc., a wholly owned subsidiary of the Company ("Company Sub"), and VMM Merger Corp. ("Merger Sub"), a wholly owned subsidiary of Bain Capital, Inc. ("Buyer"), propose to enter into an Agreement and Plan of Merger, dated December 24, 1999 (the "Merger Agreement"), which provides, among other things, for the merger of the Company into Company Sub, followed by the merger of Merger Sub with and into Company Sub (together, the "Mergers"). Pursuant to the Mergers, the Company will become a subsidiary of Buyer and each outstanding share of common stock, no par value per share (the "Common Stock"), of the Company prior to the Mergers, other than shares held in treasury or held by Merger Sub or any affiliate of Merger Sub or as to which dissenters' rights have been perfected, will be converted into the right to receive $15.00 per share in cash. We also note that shares of the Common Stock held by certain holders (the "Rollover Shareholders") will be exchanged for shares of the Surviving Corporation in the Mergers. The terms and conditions of the Mergers are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether the consideration to be received in the Mergers by the holders of shares of Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders (other than the Rollover Shareholders).

For purposes of the opinion set forth herein, we have:

     (i) reviewed certain publicly available financial statements and other information of the Company;

     (ii) reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;

     (iii) reviewed certain financial projections prepared by the management of the Company;

     (iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

     (v)    reviewed the reported prices and trading activity for the Common
            Stock;

     (vi) compared the financial performance of the Company and the prices and trading activity of the Common Stock with those of certain other comparable publicly traded companies and their securities;

     (vii) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

     (viii) participated in discussions and negotiations among representatives of the Company, Merger Sub, Buyer and their financial and legal advisors;

     (ix) reviewed the execution form of the Merger Agreement and certain related documents;

     (x) reviewed the commitment letters provided to Buyer by Credit Suisse First Boston; and

     (xi) performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company. In addition, we have assumed that the Mergers will be consummated in accordance with the terms set forth in the Merger Agreement. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

We have acted as financial advisor to the Company in connection with this transaction and will receive a fee for our services. In the past, Morgan Stanley & Co. Incorporated and its affiliates have provided financial advisory and financing services for Buyer and its affiliates and have received fees for the rendering of these services.

It is understood that this letter is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent, except that this letter may be included in its entirety in any filing with the Securities and Exchange Commission in connection with the Mergers.

Based upon and subject to the foregoing, we are of the opinion on the date hereof that the consideration to be received in the Mergers by the holders of shares of Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders (other than the Rollover Shareholders).

                                           Very truly yours,

                                           MORGAN STANLEY & CO. INCORPORATED


                                           By:
                                               -----------------------------
                                               Neil B. Morganbesser
                                               Principal